NO.                                                                       SHARES

                              CLASS A COMMON STOCK

                             THE BURNHAM FUND INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


ACCOUNT NO.   ALPHA CODE                                         SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               -----------------
                                                               CUSIP 122306 10 3
                                                               -----------------

THIS IS TO CERTIFY THAT                                        IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $0.10 EACH of THE BURNHAM FUND INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation in the State of Maryland, to all of which the holder by acceptance hereby assents.
This certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.


DATED:

/s/  Michael E. Barna           THE BURNHAM FUND INC.     /s/ Jon M. Burnham
     Secretary                       CORPORATE                   President
                                       SEAL
                                       1989
                                     MARYLAND

Countersigned:

        STATE STREET BANK AND TRUST COMPANY
                (BOSTON)        TRANSFER AGENT


By
                          AUTHORIZED SIGNATURE

     The Corporation will furnish, without charge, to each stockholder who so requests a statement of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           --- as tenants in common
     TEN ENT           --- as tenants by the entireties
     JT TEN            --- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT ---_______________CUSTODIAN________________UNDER UNIFORM GIFTS
                              (Cust)                 (Minor)


                       TO MINORS ACT________________________
                                           (State)

     TR/UDT                 ---AS TRUSTEE UNDER DECLARATION OF TRUST_____________________
                                                                         (dated)


     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.



     FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------- SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER SUBSTITUTION IN THE PREMISES.

DATED________________19_____

      IN PRESENCE OF

_______________________________                ___________________________


    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
  MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
  ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

NO.                                                                       SHARES

                              CLASS B COMMON STOCK

                             THE BURNHAM FUND INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


ACCOUNT NO.   ALPHA CODE                                         SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               -----------------
                                                               CUSIP 122306 20 2
                                                               -----------------

THIS IS TO CERTIFY THAT                                        IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK OF THE PAR VALUE OF $0.10 EACH of THE BURNHAM FUND INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation in the State of Maryland, to all of which the holder by acceptance hereby assents.
This certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.



DATED:

/s/  Michael E. Barna           THE BURNHAM FUND INC.     /s/ Jon M. Burnham
     Secretary                       CORPORATE                   President
                                       SEAL
                                       1989
                                     MARYLAND

Countersigned:

        STATE STREET BANK AND TRUST COMPANY
                (BOSTON)        TRANSFER AGENT


By
                          AUTHORIZED SIGNATURE

     The Corporation will furnish, without charge, to each stockholder who so requests a statement of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           --- as tenants in common
     TEN ENT           --- as tenants by the entireties
     JT TEN            --- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT ---_______________CUSTODIAN________________UNDER UNIFORM GIFTS
                              (Cust)                 (Minor)


                       TO MINORS ACT________________________
                                           (State)

     TR/UDT                 ---AS TRUSTEE UNDER DECLARATION OF TRUST_____________________
                                                                         (dated)


     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.



     FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------- SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER SUBSTITUTION IN THE PREMISES.

DATED________________19_____

      IN PRESENCE OF

_______________________________                ___________________________


    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
  MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
  ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

NO.                                                                       SHARES

                              CLASS C COMMON STOCK

                             THE BURNHAM FUND INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


ACCOUNT NO.   ALPHA CODE                                         SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               -----------------
                                                               CUSIP 122306 30 1
                                                               -----------------

THIS IS TO CERTIFY THAT                                        IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS C COMMON STOCK OF THE PAR VALUE OF $0.10 EACH of THE BURNHAM FUND INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation in the State of Maryland, to all of which the holder by acceptance hereby assents.
This certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.


DATED:

/s/  Michael E. Barna           THE BURNHAM FUND INC.     /s/ Jon M. Burnham
     Secretary                       CORPORATE                   President
                                       SEAL
                                       1989
                                     MARYLAND

Countersigned:

        STATE STREET BANK AND TRUST COMPANY
                (BOSTON)        TRANSFER AGENT


By
                          AUTHORIZED SIGNATURE

     The Corporation will furnish, without charge, to each stockholder who so requests a statement of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           --- as tenants in common
     TEN ENT           --- as tenants by the entireties
     JT TEN            --- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT ---_______________CUSTODIAN________________UNDER UNIFORM GIFTS
                              (Cust)                 (Minor)


                       TO MINORS ACT________________________
                                           (State)

     TR/UDT                 ---AS TRUSTEE UNDER DECLARATION OF TRUST_____________________
                                                                         (dated)


     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.



     FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------- SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER SUBSTITUTION IN THE PREMISES.

DATED________________19_____

      IN PRESENCE OF

_______________________________                ___________________________


    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
  MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
  ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.